UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

Commission File Number: 001-38091

NATIONAL ENERGY SERVICES REUNITED CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	82-4881231
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

777 Post Oak Blvd., Suite 730, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

+1 (832) 925-3777

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value per share	NESR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) of National Energy Services Reunited Corp. (“NESR” or the “Company”) was held on May 7, 2026. At the Annual Meeting, the Company’s shareholders elected all five director nominees and approved each of the other proposals presented. The final voting results for each proposal are set forth below.

At the Annual Meeting, the shareholders of NESR:

●	elected all five director nominees (Proposal No. 1);
●	approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers (Proposal No. 2);
●	approved, on an advisory basis, the frequency of future advisory votes on executive compensation (Proposal No. 3); and
●	ratified the appointment of Grant Thornton Audit and Accounting Limited (Dubai Branch) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 4).

The proposals are described in detail in NESR’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on March 24, 2026 (the “Definitive Proxy Statement”).

Proposal No. 1—Election of Directors

All director nominees were elected at the Annual Meeting.

NOMINEES	VOTES FOR	PERCENTAGE (%) FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Antonio J. Campo Mejia	65,413,404	98.4%	1,019,545	11,735	n/a
Sherif Foda	66,091,685	99.5%	349,001	3,998	n/a
Yousef Al Nowais	66,326,386	99.8%	115,263	3,035	n/a
Anthony (Tony) R. Chase	62,774,176	94.5%	3,665,348	5,160	n/a
Lisa A. Pollina	65,400,461	98.4%	1,031,186	13,037	n/a

Proposal No. 2—Advisory Approval of Executive Compensation

The advisory resolution to approve NESR’s executive compensation, as described in the Definitive Proxy Statement, was approved with approximately 98.2% of the votes cast at the Annual Meeting voting for the proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

65,237,233	1,182,283	25,168	n/a

Proposal No. 3— Advisory Resolution on the Frequency of Future Advisory Votes on Executive Compensation

The proposal regarding the frequency of future advisory votes on executive compensation, as described in the Definitive Proxy Statement, was approved at the Annual Meeting, with approximately 96.3% of the votes cast voting in favor of holding such advisory votes every year.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES

64,002,881	885,116	1,545,955	10,732	n/a

Consistent with these voting results and its prior recommendation, the Company’s Board of Directors has determined that future advisory votes on executive compensation will be conducted annually until the next required advisory vote on the frequency of such votes.

Proposal No. 4—Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton Audit and Accounting Limited (Dubai Branch) as NESR’s independent registered public accounting firm for the fiscal year ending December 31, 2026, as described in the Definitive Proxy Statement, was approved at the Annual Meeting.

FOR	AGAINST	ABSTAIN
80,153,812	754	2,366

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL ENERGY SERVICES REUNITED CORP.

Date: May 7, 2026	By:	/s/ Stefan Angeli
	Name:	Stefan Angeli
	Title:	Chief Financial Officer